SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 24, 2017

THE TIMKEN COMPANY
(Exact Name of Registrant as Specified in its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130
(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Mt. Pleasant St. NW, North Canton, Ohio 44720-5450
(Address of Principal Executive Offices) (Zip Code)

(234) 262-3000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the
Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
The Timken Company (the “Company”) has implemented changes to its accounting principles for recognizing actuarial gains and losses and returns on plan assets for the Company's defined benefit pension and other postretirement benefit plans effective January 1, 2017.

Prior to 2017, the Company amortized, as a component of pension and other postretirement expense, unrecognized actuarial gains and losses (included within accumulated other comprehensive income (loss)) over the average remaining service period of active plan participants, or average remaining life expectancy of inactive plan participants when all or almost all of individual plan participants are inactive. The Company also historically calculated the market-related value of plan assets based on a five-year market adjustment. Under the new principles, actuarial gains and losses will be immediately recognized through net periodic benefit cost, upon the annual remeasurement in the fourth quarter, or on an interim basis if specific events trigger a remeasurement. In addition, the Company has changed its accounting policy for measuring the market-related value of plan assets from a calculated amount (based on a five-year smoothing of asset returns) to fair value.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is certain unaudited 2016 financial information (quarterly and annual) presented as if the Company had reported its financial results for the respective periods applying the new accounting principle.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	The Timken Company 2016 financial information (quarterly and annual)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

	By:	/s/ William R. Burkhart
William R. Burkhart
Executive Vice President, General Counsel and Secretary
Date:	April 24, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	The Timken Company 2016 financial information (quarterly and annual)